EXHIBIT 32.1

SAVEENE GROUP CORP.

A Delaware Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Saveene Group Corp. ("Company") on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Roberts, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2013	By:	/s/ Keith Roberts
Keith Roberts Chief Executive Officer (Principal Executive Officer)